Security Equity Fund

Security Income Fund

Security Mid Cap Growth Fund

Security Large Cap Value Fund

SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated March 27, 2012

to Currently Effective Statements of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Statements of Additional Information for the above listed funds and their underlying series (the “Funds”).

Under the heading “Remuneration of Directors and Others,” the first paragraph describing the fees paid to directors of the Funds who are not “interested persons” of the Funds (the “Independent Directors”) is deleted in its entirety and replaced with the following paragraph:

The Independent Directors of the Funds receive from the Family of Funds an annual retainer of $46,000 and a fee of $6,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. Mr. Chubb, the Lead Independent Director of the Funds, will receive an additional annual retainer of $5,000. In addition, the Independent Directors of the Funds will receive $6,000 per meeting of the audit committee and $3,500 per meeting of any other board committee, plus reasonable travel costs, for each board committee meeting attended. An amount of $2,500 will be paid to Independent Directors who participate in a telephone board meeting for which there is an agenda, minutes, and a duration of one hour or more. Each Fund pays proportionately its respective share of Independent Directors’ fees and expenses based on relative net assets.

Please Retain This Supplement For Future Reference